基智策略有限公司
SUPERIOR STRATEGY COMPANY LIMITED

CR2008/20/09/2008

Office Unit of Business Centre / Secretarial Services Contractual Licence Agreement

Date: 20-Sep-08

Licensee's Copy

A/C No.: WR11013

The below-mentioned Party B (Licensee) accepts this offer to licence from Party A (Superior Strategy Company Limited) the following premises, subject to the Terms and Conditions specified on the reverse side.

Contract No.: CR2008/20/09/2008

Contract Duration: 12 month(s)

Licence Duration: 07-Sep-08 to 06-Sep-09

Licensee / Company Name and Address: CHINA TAILONG HOLDINGS CO LTD, UNIT 9-10 2/F SEAPOWER TOWER CONCORDIA PLAZA 1 SCIENCE MUSEUM RD TST

Attn: MS LI HAIBO

Tel No.: 9797 3177

Fax No.: -

Mobile / Pager No.: 6528 6677

Email: cliyu1999@tailong.net.cn

Payment Terms:

1. Payment other than deposit is non-refundable.
2. Cheques should be crossed not negotiable account payee only to "Superior Strategy Business Centre (Causeway Bay Branch)", Shanghai Commercial Bank A/C No. 332-62065-553 and send to 20/F., Wellable Comm. Bldg., 513 Hennessy Rd., Causeway Bay, H. K.
3. For payment by Master or Visa Card, 2.2% service charge is required.
4. Receipt will be issued after payment.

ITEM	DESCRIPTION	UNIT PRICE	QTY.	AMOUNT (HK$)
Room 2008	Monthly Licence Fee	10,200.00	1	10,200.00
	Licence Deposit	10,200.00	1	10,200.00
Secretarial Service	Address registration, mail, parcel In-Out-Fax allocation, exclusive telephone line reception (inclusive of Room 2008 rental)	——	1	——
Desk, Pedestal, Chair	2 desk(s), 2 pedestal(s), and 2 chair(s) (inclusive of Room 2008 rental)	——	6	——
Room Key	Deposit	100.00	4	400.00
Desk & Pedestal Key	Deposit (HK$20 for each item)	20.00	2	40.00
Smart Card	Deposit	100.00	2	200.00
Desk, Pedestal, Chair	Additional rental	80.00	0	0.00
(If required)	Deposit	300.00	0	0.00
Air-Con. Remote Control	Deposit	800.00	1	800.00
		TOTAL AMOUNT:		21,840.00

REMARKS:

1. The business centre is a non-smoking area.
2. Party A shall let and permit Party B to use the Company Secretarial Service Package and Business Centre Office Unit 2008 at 20 Floor, Wellable Comm. Building, 513 Hennessy Rd., Causeway Bay, Hong Kong.
3. Party A provide a direct Telephone Number and a direct Fax Number to Party B as follows:
   Tel. No.: (852) 3511 9061, 3511 9062, 3511 9063 Fax No.: (852) 3511 9261, 3511 9263
4. The "welcome speech" of the direct incoming call for Party B shall be (either Cantonese or English):
   Cantonese (4 words in maximum): - English (2 words in maximum): CHINA TAILONG
   4.1 Special Instruction: -

SIGNATORY:

Party A (Licensor): Superior Strategy Company Limited

Party B (Licensee / Company Name): CHINA TAILONG HOLDINGS CO LTD

HKID / BR No.: 34618076-000-10-05-5

Address: 19-20/F., Wellable Commercial Bldg., 513 Hennessy Rd., Causeway Bay, H.K. Tel. No.: 3511 9000 Fax No.: 3511 9002
Office Hours: Monday to Friday (9:00 - 18:00); Saturday (9:00 - 13:00); Sunday & Holiday (close)